Rule 497(e)
Registration No. 033-11420
1940 Act File No. 811-04993

NICHOLAS LIMITED EDITION, INC.

SUPPLEMENT DATED JANUARY 29, 2021
TO THE SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS OF CLASS I (NCLEX),
EACH DATED APRIL 29, 2020 AND SUPPLEMENTED SEPTEMBER 4, 2020
OF

Nicholas Limited Edition, Inc.

THIS SUPPLEMENT UPDATES THE CLASS I (NCLEX) SUMMARY AND STATUTORY PROSPECTUSES

PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE

The purpose of this supplement is to notify the shareholders of Nicholas Limited Edition, Inc. (the
“Fund”) that Mr. Ryan P. Bushman has been named co-portfolio manager of the Fund. Mr.
Bushman joined Nicholas as a senior research analyst in 2020.

Before joining Nicholas Company, Inc., Ryan was a Co-Portfolio Manager and Research Analyst
at Rice Hall James & Associates in San Diego, CA for 3 years covering the consumer and health care sectors. Other sectors of coverage included industrials and information technology. Ryan began his career in the investment industry in 2000 at M&I Investment Management Corp. as a financial auditor and trade coordinator and held various analyst positions from 2003 to 2007 at the company as it was acquired by BMO Asset Management advancing to the role of Equity Analyst and Director for the BMO Small-Cap Growth and Mid-Cap Growth products for nine years.

Ryan earned a B.B.A. with an emphasis on Finance from UW-Whitewater and graduated magna cum laude from Marquette University earning an M.B.A. with an emphasis in Finance. He has earned the right to use the CFA designation.

PART A: INFORMATION REQUIRED IN THE PROSPECTUS:

1.

The paragraph under the “PORTFOLIO MANAGERS” heading in the SUMMARY on page 3 of the Class I prospectus and page 4 of the Class I summary prospectus as revised and restated in the Supplement dated September 4, 2020 is revised and restated as follows:

Mr. David O. Nicholas is President, a Director and Lead Portfolio Manager of the Fund
and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Nicholas has been Portfolio Manager of the Fund since 1993. Effective February 2021, Mr. Ryan P.
Bushman, Senior Vice President of the Fund, is Co-Portfolio Manager of the Fund.

2.

The sixth and seventh paragraphs of the section captioned “THE FUND'S INVESTMENT ADVISER” on page 9 of the Class I prospectus as revised and restated in the Supplement dated September 4, 2020 are revised and restated as follows:

Mr. David O. Nicholas is President, a Director and Lead Portfolio Manager of the Fund
and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been
Portfolio Manager of the portfolio since March 1993. Mr. Nicholas is President, Chief Executive
Officer, Chief Investment Officer and a Director of the Adviser, and has been employed by the
Adviser since 1986. Mr. Nicholas also serves as Portfolio Manager or Lead Portfolio Manager to other funds managed by the Adviser, and is a Chartered Financial Analyst. Mr. Ryan P. Bushman,
Senior Vice President of the Fund, has been Co-Portfolio Manager of the Fund since February
2021. Mr. Bushman joined Nicholas as a senior research analyst in October 2020. Mr. Bushman is a Chartered Financial Analyst.

The Fund’s SAI provides additional information about the Portfolio Managers’
compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’
ownership of securities in the Fund.